UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

3814 Route 44, Millbrook, NY          12545
(Address of principal executive offices)     (Zip code)

Russell Kamerman, Esq.
3814 Route 44
Millbrook, NY 12545
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/22 - 6/30/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

Item 1(a):

Discovering Opportunities®

MIDAS FUNDS

June 30, 2022

SEMI-ANNUAL

REPORT

Midas Fund | Midas Magic

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MIDAS
INVESTING

P H  I L O S O  P H Y

We believe that a quality investing approach can provide an important advantage in volatile markets.

We also believe that personal investment planning can be successful by following two simple rules.

•    Get started today with a regular monthly investment program.

•    Stick with your program through quality investing and a long term approach.

Midas Fund	Midas Magic
(Ticker: MIDSX)	(Ticker: MISEX)

Seeks primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion and coins.

Seeks capital appreciation by investing in any security type in any industry sector and in domestic or foreign companies of any size.

LETTER TO SHAREHOLDERS

A game show host asks two contestants to pick a square on a video game board with investment options of stock tips from your uncle, crypto, and timing the market, among others. The video is designed to show investors the consequences of their investment decisions. After the contestants make their choices, the video shows, in a fun and comedic way, the consequences of a good or a bad choice. Cheesy? Maybe. But it’s all part of a public service campaign by the U.S. Securities and Exchange Commission’s Office of Investor Education and Advocacy to help investors make informed investment decisions.

DISCOVERING OPPORTUNITIES WITH MIDAS

We believe investors seeking to achieve future financial goals such as paying for college tuition or a secure retirement know not to treat investing as a game. We also believe investors should make informed investment decisions. That’s why you are most cordially invited to read the following Midas reports to shareholders to learn more about each Fund’s quality investing results and risks, in addition to the prospectus. We suggest you then formulate long term financial goals and take positive steps to implement an investment plan to seek those goals. Positive steps might include contributing to a tax advantaged Midas retirement account. In this connection, we suggest you consider one or both Midas Funds and the tax advantaged Midas Traditional, Roth, SEP, or SIMPLE IRA. Midas also offers HSAs as well as Coverdell Accounts.

TAKE ADVANTAGE OF THE MIDAS TOUCH®

Our new website offering, The Midas Touch, is designed to enhance your online Midas experience with more options and information and provide additional security measures to keep your account secure. Among other features, with The Midas Touch you get:

•  Advanced user profile and password security, including multi-factor authentication

•  24/7 access to view your accounts in real time

•  A fast, safe way to add bank information for regular investing and redemptions, with instant bank verification

•  Ease of securely opening additional accounts online

DON’T HAVE AN ONLINE ACCOUNT WITH THE MIDAS TOUCH? JUST

FOLLOW THESE STEPS:

•  Visit www.MidasFunds.com and select “Account Access”

•  Follow the simple prompts to create and set up a new online user account

•  To create your online account access, you will need your: Midas Funds account number, social security number or business TIN, date of birth, zip code, and email address

If your email address is not recognized, contact Shareholder Services at 1-800-400-MIDAS (6432) to link your email address to your account.

There is no charge for shareholders to receive account statements, confirmations, and tax forms electronically (i.e. by e-delivery). You can make your e-delivery election by visiting www.MidasFunds.com, selecting “Account Access,” logging in to your account, and selecting Document Delivery Settings from the menu on the left. If you elect to receive these materials in paper by mail, your account may be charged a $20 account service fee to cover printing, mailing, postage, handling, and related charges once per calendar year.

1 MIDAS SEMI-ANNUAL REPORT 2022

FORGET MARKET TIMING: INSTEAD INVEST THROUGH THE MIDAS SYSTEMATIC INVESTMENT PROGRAM

Systematic monthly investing can reduce normal investor anxiety over investing in a rising or falling market or buying all your shares at market highs. With the Midas Systematic Investment Program, you decide now to invest a certain amount each month in the future

Investors seeking to achieve future financial goals know not to treat investing as a game.

for as long as you like, and Midas will automatically transfer the money from your bank account for investment in your designated Midas account. Although investing regularly cannot assure a profit, protect against loss in a declining market, or eliminate the risk of permanent loss, we believe it may result in a lower average cost for your Midas purchases. You should consider your ability to continue your Midas purchases through periods of low price levels before undertaking such a strategy.

There is no minimum investment if you start a Midas Systematic Investment Program making at least $100 monthly investments. Moreover, you can start, change, and stop your Program anytime online with The Midas Touch.

STICK WITH YOUR PROGRAM THROUGH QUALITY INVESTING AND A LONG TERM

APPROACH

At Midas, we believe quality investments can sustain an investor’s focus on long term results. That is why Midas Magic seeks to include in its portfolio some of the world’s strongest companies with global operations in finance, technology, and other industries. Midas Fund seeks gold and other natural resource companies offering financial strength, expanding production profiles, increasing cash flow, or other special features.

If you have any questions about the Midas Family of Funds or our attractive suite of Midas shareholder services, please call us toll free at 1-800-400-MIDAS (6432) or visit us at MidasFunds.com – with no obligation on your part.

Sincerely,

Thomas B. Winmill

President

MIDAS SEMI-ANNUAL REPORT 2022 2

MIDAS FUND
Portfolio Commentary

It is a pleasure to welcome each of our new shareholders who have invested in Midas Fund directly or through one of the various brokerage firms making the Fund available to its customers and to submit this Semi-Annual Report. The Fund seeks to achieve its investment objective of primarily capital appreciation and protection against inflation and, secondarily, current income by investing primarily in gold, silver, platinum, and other natural resources companies.

PRECIOUS METALS AND FINANCIAL MARKETS

During the first half of 2022, the gold price averaged about $1,874 per ounce (all metal prices are based on the London PM Fix) as compared to $1,799 and $1,770 in the full years of 2021 and 2020, respectively. With a low of $1,788 in January and a high of $2,039 in March, the gold price ended up about 1% for the first six months of 2022. Spot prices of other precious metals saw downward pressure in the first half of 2022, with silver down about 12% and platinum down about 5%. Yet, the rate of inflation over the 12 months through June 2022 as measured by (i) the Consumer Price Index was 9.1%, and (ii) the Producer Price Index for final demand rose 11.3%. In 2021 the staff of the Federal Reserve announced its expectation that over the ensuing year, the transitory price increases caused by bottlenecks and supply constraints would largely reverse and projected inflation to slow to slightly below 2% in 2022. At the time we stated our skepticism at this projection and, now, looking ahead, believe that outperformance by gold and other natural resource companies and bullion might be in the offing due to the ever-burgeoning fiscal imbalances and excessively accommodative monetary policies in the United States and many other countries around the world.

INVESTMENT STRATEGY AND RETURNS

Using a disciplined approach, the Fund seeks to emphasize gold and other natural resource companies offering financial strength, expanding production profiles, strong free cash flow, and promising exploration potential. The Fund’s portfolio is focused on what we believe to be some of the best companies in the sector and so we view Midas Fund as currently well positioned to seek capital appreciation and protection against inflation. In the first half of 2022, Midas Fund’s total return was (16.67)%. The Fund’s net investment loss, net realized gain on investments, and unrealized depreciation on investments were, respectively, $160,204, $175,694, and $2,270,801, which contributed materially to the Fund’s total return. A profitable sale in the first six months of 2022 was made of shares of Steel Dynamics, Inc., a steel producer, and losses were taken on, among others, Barrick Gold Corp., a major precious metals producer. During this period, unrealized depreciation was recorded from holdings of, among others, Evolution Mining Limited, an intermediate precious metals producer, and unrealized appreciation from, among others, Royal Gold Inc., a precious metals streaming and royalty company.

THE OUTLOOK FOR DISCOVERING OPPORTUNITIES

In our view, the macroeconomic support for ever-higher gold prices continues to build: U.S. economic monetary policies of relatively low Fed target interest rates and massive fiscal imbalances. In this environment, and using its core strategy of “quality, with growth,” Midas Fund seeks to hold a leveraged portfolio of what we view as quality gold mining and other natural resource companies. Moreover, many mining companies appear to offer good value relative to historical norms in terms of price to cash flow, price to net asset value, and similar measures. By seeking quality investments with solid growth potential at attractive valuations, we seek to address the risks inherent in the sector, yet position Midas Fund to benefit from positive trends.

1.	Alamos Gold Inc.	6.	Endeavor Mining plc
2.	Agnico Eagle Mines Limited	7.	Newcrest Mining Limited
3.	SSR Mining Inc.	8.	Fresnillo plc
4.	SPDR Gold Trust	9.	Northern Star Resources Limited
5.	B2Gold Corp.	10.	Royal Gold Inc.

Top ten security holdings comprise approximately 80% of total assets. Top ten security holdings are shown for informational purposes only and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Funds.

3 MIDAS SEMI-ANNUAL REPORT 2022

MIDAS MAGIC
Portfolio Commentary

It is a pleasure to welcome each of our new shareholders to Midas Magic and to submit this Semi-Annual Report. The Fund seeks to achieve its investment objective of capital appreciation by investing in any security type (i.e., stocks, bonds, etc.), in any industry sector, in domestic or foreign companies, and in companies of any size. In seeking to enhance returns, the Fund may use speculative investment techniques, such as leverage.

ECONOMIC AND MARKET REPORT

According to the minutes of its June 2022 meeting, the Federal Open Market Committee (FOMC) of the Federal Reserve Bank was advised that information available at the time suggested that U.S. real gross domestic product (GDP) was rebounding to a moderate rate of increase in the second quarter after having declined in the first quarter. The FOMC staff noted that the labor market remained very tight, with the unemployment rate at 3.6% and highlighted average hourly earnings rising 5.2% over the 12 months ending in May 2022. Turning to financial markets, the FOMC minutes recorded that broad domestic equity price indexes declined considerably, on balance, amid elevated market volatility. Despite further increases in borrowing costs, the staff’s view was that financing conditions in domestic credit markets remained generally accommodative and that the credit quality of firms, municipalities, and households remained largely stable, although the outlook for credit quality had begun to deteriorate somewhat.

INVESTMENT STRATEGY AND RETURNS

In view of these economic and market developments, the Fund’s strategy has been to focus primarily on large companies, with a broad orientation towards conservatively priced value stocks and selected growth issues. The Fund seeks companies with strong operations showing superior returns on equity and assets, generating free cash flow, with reasonable valuations. Relative to the S&P 500 Index, the Fund’s portfolio currently is more weighted in the financial services and consumer cyclical sectors while less weighted in economically sensitive and defensive sectors. For the six months ended June 30, 2022, the Fund’s net investment loss, net realized gain on investments, and unrealized depreciation on investments were, respectively, $205,732, $931,797, and $5,392,937, which contributed materially to the Fund’s total return of (22.24)%. The S&P 500 Index total return was (19.96)% for the period. Profitable sales in the period were made of, among others, shares of Warrior

Met Coal, Inc. in the coal mining industry. Losses were taken on, among others, Altice USA, Inc. in the communications industry. The Fund’s holdings of AMERCO in the automotive repair, services, and parking industry contributed to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation from its investment in AutoZone, Inc. in the automotive dealers and gasoline service stations industry. At June 30, 2022, although the Fund had investments in over 20 companies, its two top investments, Mastercard Inc. Class A and Alphabet Inc. Class A, comprised about 20% and 23%, respectively, of net assets.

THE OUTLOOK FOR OPPORTUNITIES IN 2022

The FOMC staff projected GDP growth would “rebound in the second quarter and remain solid over the remainder of the year.” Yet, the staff also projected labor market conditions to “remain very tight.” Inasmuch as the staff judged that its “baseline projection for real activity was skewed to the downside and that the risks to the inflation projection were skewed to the upside,” our investing outlook continues to be cautious, and investors might anticipate periods of market volatility and further price weakness. In this environment, the Fund may benefit during the remainder of the 2022 year from its flexible portfolio approach and by employing aggressive and speculative investment techniques from time to time as deemed appropriate.

CONTACT US FOR INFORMATION AND SERVICES

Since the Fund’s strategies reflect longer term wealth building goals, we believe that it can be especially appropriate for a program of steady monthly investing. To make regular investing in the Fund as easy, convenient, and affordable as possible, we offer the Midas Systematic Investment Program. For information, simply visit www.MidasFunds.com or give us a call toll free at 1- 800-400-MIDAS (6432).

1.	Alphabet Inc. Class A	6.	JPMorgan Chase & Co.
2.	Mastercard Incorporated Class A	7.	AMERCO
3.	Berkshire Hathaway Inc. Class B	8.	UnitedHealth Group Inc.
4.	AutoZone, Inc.	9.	Credit Acceptance Corporation
5.	Essent Group Inc.	10.	Williams-Sonoma, Inc.

Top ten security holdings comprise approximately 71% of total assets. Top ten security holdings are shown for informational purposes only and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Funds.

MIDAS SEMI-ANNUAL REPORT 2022 4

June 30, 2022 (Unaudited)
ALLOCATION OF PORTFOLIO SECURITY HOLDINGS

5 MIDAS SEMI-ANNUAL REPORT 2022

ABOUT YOUR FUND’S EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees (if applicable); and (2) ongoing costs, including management fees, distribution and 12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses for each Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Second, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of your shares is less than $500 and may redeem shares automatically in your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or small account fees. Therefore, the lines labeled “hypothetical” are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE ANALYSIS TABLE

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period January 1, 2022 to June 30, 2022 (a)	Annualized Expense Ratio

MIDAS FUND

Actual	$1,000.00	$833.33	$18.32	4.03%

Hypothetical(b)	$1,000.00	$1,004.81	$20.03	4.03%

MIDAS MAGIC

Actual	$1,000.00	$777.55	$13.71	3.11%

Hypothetical(b)	$1,000.00	$1,009.37	$15.49	3.11%

(a)  Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half year, divided by 365, to reflect the one half year period.

(b)  Assumes 5% total return before expenses.

MIDAS SEMI-ANNUAL REPORT 2022 6

Schedule of Portfolio Investments
MIDAS FUND
	Financial Statements	June 30, 2022 (Unaudited)

Common Stocks (104.21%) Shares		Value

Major Precious Metals Producers (32.06%)

32,400	Agnico Eagle Mines Limited	$1,482,624
275,000	B2Gold Corp.	932,250
65,000	Fresnillo plc	606,712
44,000	Newcrest Mining Limited	634,604

		3,656,190

Intermediate Precious Metals Producers (54.00%)

225,000	Alamos Gold Inc.	1,579,500
98,000	Dundee Precious Metals, Inc.	487,990
38,000	Endeavour Mining Corp.	786,107
325,000	Evolution Mining Limited (a)	534,038
125,000	Northern Star Resources Limited	590,307
5,300	Royal Gold, Inc.	565,934
72,218	Silver Lake Resources Ltd. (a)	60,331
80,000	SSR Mining Inc.	1,336,000
6,000	Wheaton Precious Metals Corp.	216,180

		6,156,387

Junior Precious Metals Producers (5.53%)

970,000	Hummingbird Resources plc (a)	119,551
23,900	Maverix Metals Inc.	103,600
17,500	Osisko Gold Royalties Ltd.	176,750
27,000	Sandstorm Gold Ltd.	160,650
650,000	Shanta Gold Ltd.	70,419

		630,970

Other Natural Resources Companies (12.62%)

23,000	iShares Silver Trust (a)	428,720
6,000	SPDR Gold Trust (a)	1,010,760

		1,439,480

Total investments (Cost $10,476,401) (104.21%) (b)		11,883,027
Liabilities in excess of cash and other assets (-4.21%)		(480,503)

Net assets (100.00%)		$11,402,524

(a)	Non-income producing.

(b)

The Fund’s total investment portfolio value of $11,883,027 has been pledged as collateral for borrowings under the Fund’s credit agreement. The outstanding loan balance under the credit agreement was $393,700 as of June 30, 2022.

See Notes to Financial Statements.
7 MIDAS SEMI-ANNUAL REPORT 2022

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	June 30, 2022 (Unaudited)

Common Stocks (122.12%) Shares		Value

Automotive Dealers and Gasoline Service Stations (14.96%)

645	AutoZone, Inc. (a)	$1,386,182
1,925	Lithia Motors, Inc.	529,009
13,900	MarineMax, Inc. (a)	502,068

		2,417,259

Automotive Repair, Services, and Parking (4.44%)

1,500	AMERCO	717,345

Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (2.63%)

1,550	The Home Depot, Inc.	425,119

Chemical and Allied Products (2.27%)

2,570	Moderna, Inc. (a)	367,124

Communications (2.02%)

2,000	Nexstar Media Group, Inc. (a)	325,760

Depository Institutions (4.74%)

6,800	JPMorgan Chase & Co.	765,748

Food and Kindred Products (2.96%)

2,650	Medifast, Inc.	478,352

Home Furniture, Furnishings, and Equipment Stores (3.43%)

5,000	Williams-Sonoma, Inc.	554,750

Industrial and Commercial Machinery and Computer Equipment (3.17%)

1,200	Lam Research Corporation	511,380

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2022 8

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	(Unaudited) concluded

Shares		Value

Insurance Carriers (21.68%)
750	Elevance Health, Inc.	$361,935
6,110	Berkshire Hathaway Inc. Class B (a)	1,668,152
20,000	Essent Group Ltd.	778,000
1,350	UnitedHealth Group Incorporated	693,401

		3,501,488

Non-Depository Credit Institutions (5.64%)

1,450	Credit Acceptance Corporation (a)	686,444
7,800	Enova International, Inc. (a)	224,796

		911,240

Security and Commodity Brokers, Dealers, Exchanges, and Services (3.07%)

4,360	T. Rowe Price Group, Inc.	495,340

Services-Business Services (19.53%)

10,000	Mastercard Incorporated Class A	3,154,800

Services-Computer Programming, Data Processing (25.53%)

1,670	Alphabet Inc. Class A (a)	3,639,364
3,000	Meta Platforms, Inc. (a)	483,750

		4,123,114

Services-Help Supply Services (3.38%)

7,300	Robert Half International Inc.	546,697

Transportation Equipment (2.67%)

3,859	LCI Industries	431,745

Total investments (Cost $9,392,127) (122.12%) (b)		19,727,261
Liabilities in excess of cash and other assets (-22.12%)		(3,573,887)

Net assets (100.00%)		$16,153,374

(a)	Non-income producing.

(b)

The Fund’s total investment portfolio value of $19,727,261 has been pledged as collateral for borrowings under the Fund’s credit agreement. The outstanding loan balance under the credit agreement was $3,485,600 as of June 30, 2022.

See Notes to Financial Statements.
9 MIDAS SEMI-ANNUAL REPORT 2022

STATEMENTS OF ASSETS AND LIABILITIES
	Financial Statements	(Unaudited)

June 30, 2022	MIDAS FUND	MIDAS MAGIC

Assets
Investments, at cost	$10,476,401	$9,392,127

Investments, at value	11,883,027	19,727,261
Cash	1,178	750
Receivables
Dividends	6,614	6,146
Fund shares sold	100	-
Prepaid expenses and other assets	35,952	15,127

Total assets	11,926,871	19,749,284

Liabilities
Credit agreement borrowing	393,700	3,485,600
Payables
Accrued expenses	99,316	76,878
Investment management fees	10,859	13,113
Administrative services	9,042	10,012
Trustees	7,688	4,627
Distribution fees	2,714	3,739
Fund shares redeemed	1,028	1,941

Total liabilities	524,347	3,595,910

Net assets	$11,402,524	$16,153,374

Shares outstanding, $0.01 par value	10,858,851	706,705

Net asset value, offering, and redemption price per share	$1.05	$22.86

Net assets consist of
Paid in capital	$60,789,049	$4,319,863
Distributable earnings	(49,386,525)	11,833,511

	$11,402,524	$16,153,374

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2022 10

STATEMENTS OF OPERATIONS
	Financial Statements	(Unaudited)

For the Six Months Ended June 30, 2022	MIDAS FUND	MIDAS MAGIC

Investment income
Dividends	$143,487	$90,978
Foreign tax withholding	(21,284)	(333)

Total investment income	122,203	90,645

Expenses
Investment management	69,561	89,019
Transfer agent	63,200	22,430
Administrative services	41,120	55,695
Registration	18,100	18,100
Distribution	17,390	23,663
Bookkeeping and pricing	17,180	17,180
Auditing	15,385	12,670
Trustees	14,253	12,491
Interest and fees on credit agreement	11,556	28,273
Custodian	4,525	3,620
Shareholder communications	4,354	5,822
Insurance	2,715	3,258
Legal	2,710	3,795
Other	358	361

Total expenses	282,407	296,377

Net investment loss	(160,204)	(205,732)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	175,117	934,280
Foreign currencies	577	(2,483)
Unrealized depreciation on
Investments	(2,270,785)	(5,392,937)
Foreign currencies	(16)	-

Net realized and unrealized loss	(2,095,107)	(4,461,140)

Net decrease in net assets resulting from operations	$(2,255,311)	$(4,666,872)

See Notes to Financial Statements.
11 MIDAS SEMI-ANNUAL REPORT 2022

STATEMENTS OF CHANGES IN NET ASSETS
	Financial Statements	(Unaudited)

	MIDAS FUND		MIDAS MAGIC

Operations	Six Months Ended 6/30/22	Year Ended 12/31/21	Six Months Ended 6/30/22	Year Ended 12/31/21
Net investment loss	$(160,204)	$(298,434)	$(205,732)	$(404,640)
Net realized gain	175,694	816,690	931,797	1,176,953
Unrealized appreciation (depreciation)	(2,270,801)	(4,055,963)	(5,392,937)	5,350,484

Net increase (decrease) in net assets resulting from operations	(2,255,311)	(3,537,707)	(4,666,872)	6,122,797

Distributions to shareholders
Distributable earnings	-	-	-	(1,395,864)

Total distributions	-	-	-	(1,395,864)

Capital share transactions
Change in net assets resulting from capital share transactions	(309,843)	(765,239)	(525,807)	336,926
Redemption fees	819	4,828	-	15

Increase (decrease) in net assets resulting from capital share transactions	(309,024)	(760,411)	(525,807)	336,941

Total change in net assets	(2,564,335)	(4,298,118)	(5,192,679)	5,063,874

Net assets
Beginning of period	13,966,859	18,264,977	21,346,053	16,282,179

End of period	$11,402,524	$13,966,859	$16,153,374	$21,346,053

Capital share transactions were as follows:

Value
Shares sold	$523,170	$1,392,787	$92,356	$158,146
Shares issued on reinvestment of distributions	-	-	-	1,351,971
Shares redeemed	(833,013)	(2,158,026)	(618,163)	(1,173,191)

Net increase (decrease)	$(309,843)	$(765,239)	$(525,807)	$336,926

Number
Shares sold	409,884	1,001,693	3,349	5,466
Shares issued on reinvestment of distributions	-	-	-	45,985
Shares redeemed	(643,011)	(1,583,177)	(22,757)	(41,447)

Net increase (decrease)	(233,127)	(581,484)	(19,408)	10,004

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2022 12

STATEMENTS OF CASH FLOWS
	Financial Statements	(Unaudited)

For the Six Months Ended June 30, 2022	MIDAS FUND	MIDAS MAGIC

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(2,255,311)	$(4,666,872)
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	897,750	5,099,340
Purchase of long term investments	-	(3,741,452)
Unrealized depreciation of investments and foreign currencies	2,270,801	5,392,937
Net realized gain on sales of investments and foreign currencies	(175,694)	(931,797)
Net sales (purchases) of short term investments	577	(2,484)
(Increase) decrease in dividends receivable	(754)	997
Decrease (increase) in prepaid expenses and other assets	925	(895)
Increase in accrued expenses	15,991	2,007
Decrease in investment management fees payable	(792)	(3,220)
Increase (decrease) in administrative services payable	2,053	(155)
Decrease in distribution fees payable	(198)	(910)
Increase (decrease) in trustees fees payable	3,128	(572)

Net cash provided by operating activities	758,476	1,146,924

Cash flows from financing activities
Net shares redeemed	(313,717)	(527,654)
Credit agreement repayment, net	(444,400)	(619,200)

Net cash used in financing activities	(758,117)	(1,146,854)

Net change in cash	359	70

Cash
Beginning of period	819	680

End of period	$1,178	$750

Supplemental disclosure of cash flow information
Cash paid for interest on credit agreement	$4,046	$23,775

See Notes to Financial Statements.
13 MIDAS SEMI-ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	June 30, 2022 (Unaudited)

1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Midas Fund and Midas Magic (each individually, a “Fund,” and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Company Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion and coins. The investment objective of Midas Magic is capital appreciation, which it seeks by investing in any security type in any industry sector and in domestic or foreign companies of any size. The Trust retains Midas Management Corporation (the “Investment Manager”) as the investment manager of each Fund.

Each Fund currently offers one class of shares. The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The Trust is an investment company and accordingly follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, a Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Trustees (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, the Investment Manager, subject to the Board’s oversight, with respect to securities for which market quotations are not readily available or reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation (“FDIC”) in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Funds’ custodian.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in a Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

MIDAS SEMI-ANNUAL REPORT 2022 14

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract, in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after a Fund is notified. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by a Fund are normally charged to that Fund in the entirety. Expenses deemed to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax returns.

The Fund may be subject to foreign taxation related to certain securities held by the Fund, income received, capital gains on the sale of securities, and currency transactions. Foreign taxes, if any, are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

2 FEES AND TRANSACTIONS WITH RELATED PARTIES The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Fund, the annual management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Magic, the annual management fee is 1% on the first $10 million, .875% from $10 million to $30 million, .75% from $30 million to $150 million, .625% from $150 million to $500 million, and .5% over $500 million.

15 MIDAS SEMI-ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

The Trust, on behalf of each Fund, has adopted a plan of distribution pursuant to Rule 12b-1 under the Company Act. Under the plan and a related distribution agreement, each Fund pays the distributor, Midas Securities Group, Inc. (the “Distributor”), an affiliate of the Investment Manager, a fee at the annual rate of 0.25% based on the average daily net assets of each Fund for the maintenance of shareholder accounts and other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund and Midas Magic each reimbursed the Distributor $9,318 and $1,622, respectively, for payments made to certain brokers for record keeping, administrative, and similar services for the six months ended June 30, 2022.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the investment management agreement, the Funds reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2022, the Funds reimbursed such costs as follows:

	MIDAS FUND	MIDAS MAGIC

Compliance	$ 23,790	$ 32,675

Accounting	17,330	23,020

Total	$ 41,120	$ 55,695

Each trustee of the Trust who is not an employee of the Investment Manager or its affiliates is compensated by the Funds. These trustees receive fees for service as a trustee from the Funds and the other funds of which they are a trustee and for which the Investment Manager or its affiliates serve as investment manager. In addition, trustee out-of-pocket expenses are allocated to each such Fund based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by a Fund are normally charged to the Fund in the entirety. The Funds lease record storage through an affiliate at an annual cost of approximately $300 to the Funds.

3 DISTRIBUTABLE EARNINGS During the year ended December 31, 2021, Midas Magic paid a distribution of $1,395,864 comprised of long term capital gain.

As of December 31, 2021, the components of distributable earnings (deficit) on a tax basis were as follows:

	MIDAS FUND	MIDAS MAGIC

Undistributed ordinary income	$ -	$ 493,639

Undistributed long term capital gains	-	278,673

Accumulated net realized loss on investments	(50,785,589)	-

Net unrealized appreciation on investments and foreign currencies	3,654,375	15,728,071

Total	$ (47,131,214)	$ 16,500,383

MIDAS SEMI-ANNUAL REPORT 2022 16

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

As of December 31, 2021, Midas Fund had a net capital loss carryover of $50,785,589, comprised of $1,001,544 of short term losses and $49,784,045 of long term losses which may be carried forward indefinitely.

4 VALUE MEASUREMENTS A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of June 30, 2022 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total

Common stocks	$11,883,027	$-	$-	$11,883,027

Total investments, at value	$11,883,027	$-	$-	$11,883,027

MIDAS MAGIC	Level 1	Level 2	Level 3	Total

Common stocks	$19,727,261	$-	$-	$19,727,261

Total investments, at value	$19,727,261	$-	$-	$19,727,261

17 MIDAS SEMI-ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

5 INVESTMENT TRANSACTIONS As of June 30, 2022, for federal income tax purposes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation of investments are summarized in the following table. The aggregate cost of securities for tax purposes will depend on the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation

Midas Fund	$ 10,476,401	$ 2,498,892	$(1,092,266)	$ 1,406,626

Midas Magic	$ 9,392,127	$ 10,929,200	$ (594,066)	$ 10,335,134

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the six months ended June 30, 2022, were as follows:

	MIDAS FUND	MIDAS MAGIC

Purchases	$ -	$ 3,741,452

Proceeds	$ 897,750	$ 5,099,340

6 CREDIT AGREEMENT The Funds entered into a revolving credit agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), each Fund’s custodian, under which HNB may make loans to the Funds in such amounts as the Funds may from time to time request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $4,000,000 and $5,000,000 for Midas Fund and Midas Magic, respectively, or (ii) 30% of a Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. Each Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and each Fund retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the Term Secured Overnight Financing Rate (SOFR) plus 1.28%. Prior to June 15, 2022, the interest rate was equal to the London Interbank Offered Rate plus 1.20%. An unused fee is charged equal to 0.125% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Funds were charged origination fees and expenses of $5,941 for Midas Fund and $7,424 for Midas Magic upon the annual renewal of the Credit Agreement and such costs are amortized ratably through June 14, 2023, the maturity date of the Credit Agreement.

The outstanding loan balance as of June 30, 2022, and the average daily amount outstanding, maximum amount outstanding, and weighted average interest rate related to the borrowings under the Credit Agreement for the six months ended June 30, 2022, were as follows:

	MIDAS FUND	MIDAS MAGIC

Outstanding loan balance	$ 393,700	$ 3,485,600

Average daily amount outstanding	$ 447,039	$ 3,056,817

Maximum amount outstanding	$ 908,500	$ 4,234,200

Weighted average interest rate	1.83%	1.57%

MIDAS SEMI-ANNUAL REPORT 2022 18

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

7 PORTFOLIO CONCENTRATION Each Fund operates as a “non-diversified” investment company under the Company Act, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by a Fund are not limited by the Company Act. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s NAV to be more volatile and thus may subject shareholders to more risk.

8 CONTINGENCIES The Funds indemnify officers and trustees for certain liabilities that might arise from the performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

9 RISKS AND UNCERTAINTIES

Market Risks - An investment in a Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by a Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which a Fund utilizes leverage.

Foreign Securities Risk – Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

For example, the UK formally exited from the EU on January 31, 2020 (known as “Brexit”). Although the UK and EU have made a trade agreement that was entered into force on May 1, 2021, certain post-EU arrangements were outside the scope of the negotiating mandate and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may continue to be a source of instability and cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Leverage Risk – The Funds may use leverage to the extent permitted under the Company Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s investments. Money a Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased. There can be no assurance that a Fund’s use of leverage will be successful.

Sector Risk – To the extent a Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their respective NAVs, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

19 MIDAS SEMI-ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

Recent Market Events – Russia’s invasion of Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the conflict, including the impact of sanctions on Russia and the possibility for escalation of military action, may have a significant negative impact on the global economy and asset prices.

Measures of inflation have increased to levels not experienced in forty years. As a result, the Federal Reserve discontinued the characterization of the higher inflation readings as transitory and has taken steps intended to reduce inflation, including raising interest rates. Uncertainty regarding the speed and magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation without causing a recession may negatively impact asset prices and increase market volatility.

The ongoing coronavirus (COVID-19) pandemic presents global health concerns and a continued risk to the global economy. Efforts to limit the spread of the coronavirus (COVID-19) in recent years have included travel restrictions and business shutdowns. U.S. and international markets have experienced periods of significant volatility because of the pandemic. Coronavirus (COVID-19) and related public health issues, and the measures taken to limit the spread of the coronavirus (COVID-19), may continue to negatively impact global economic growth and asset prices.

The U.S. will hold a mid-term election later in 2022. The financial markets may experience periods of heightened volatility as investors assess the impact of the election outcome and potential policy changes.

It is possible that these or other geopolitical events could have an adverse effect on the Fund’s performance.

MIDAS SEMI-ANNUAL REPORT 2022 20

FINANCIAL HIGHLIGHTS
	Financial Statements	(Unaudited)

MIDAS FUND	Six Months Ended June 30, 2022	For the Year Ended December 31,
		2021	2020	2019	2018	2017

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.26	$1.56	$1.41	$1.08	$1.24	$1.17
Income (loss) from investment operations:
Net investment loss (1)	(0.01)	(0.03)	(0.04)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.20)	(0.27)	0.19	0.36	(0.13)	0.10
Total from investment operations	(0.21)	(0.30)	0.15	0.33	(0.16)	0.07
Net asset value, end of period*	$1.05	$1.26	$1.56	$1.41	$1.08	$1.24

Total Return	(16.67)%	(19.23)%	10.64%	30.56%	(12.90)%	5.98%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$11,403	$13,967	$18,265	$17,442	$14,720	$18,053
Ratio of total expenses to average net assets	4.03%†	3.83%	3.77%	4.32%	4.28%	4.23%
Ratio of net expenses to average net assets (2)	4.03%†	3.83%	3.77%	4.32%	4.27%	4.23%
Ratio of net investment loss to average net assets	(2.29)%†	(1.91)%	(2.53)%	(2.41)%	(2.84)%	(2.69)%
Portfolio turnover rate	0%	1%	18%	22%	38%	10%

(1) Average shares outstanding during the period are used to calculate per share data.

(2)  The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 3.87% for the six months ended June 30, 2022 and 3.45%, 3.45%, 3.49%, 3.61%, and 3.63%, for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

* Redemption fees from capital share transactions were less than $0.005 per share. † Annualized.

See Notes to Financial Statements.
21 MIDAS SEMI-ANNUAL REPORT 2022

FINANCIAL HIGHLIGHTS
	Financial Statements	(Unaudited)

MIDAS MAGIC	Six Months Ended June 30, 2022	For the Year Ended December 31,
		2021	2020	2019	2018	2017

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$29.40	$22.74	$20.57	$16.13	$19.02	$16.58
Income (loss) from investment operations:
Net investment loss (1)	(0.29)	(0.58)	(0.41)	(0.43)	(0.39)	(0.40)
Net realized and unrealized gain (loss) on investments	(6.25)	9.29	3.22	5.83	(1.78)	3.37
Total from investment operations	(6.54)	8.71	2.81	5.40	(2.17)	2.97
Less distributions:
Realized gains	-	(2.05)	(0.64)	(0.96)	(0.72)	(0.53)
Net asset value, end of period*	$22.86	$29.40	$22.74	$20.57	$16.13	$19.02

Total Return	(22.24)%	38.29%	13.67%	33.53%	(11.35)%	17.89%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$16,153	$21,346	$16,282	$15,277	$12,295	$15,261
Ratio of total expenses to average net assets	3.11%†	2.95%	3.38%	3.81%	3.49%	3.61%
Ratio of net expenses to average net assets (2)	3.11%†	2.95%	3.38%	3.81%	3.48%	3.61%
Ratio of net investment loss to average net assets	(2.16)%†	(2.06)%	(2.09)%	(2.23)%	(2.02)%	(2.28)%
Portfolio turnover rate	17%	23%	22%	26%	37%	27%

(1) Average shares outstanding during the period are used to calculate per share data.

(2)  The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 2.81% for the six months ended June 30, 2022 and 2.73%, 3.09%, 3.02%, 2.99%, and 3.16%, for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

* Redemption fees from capital share transactions were less than $0.005 per share. † Annualized.

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2022 22

The additional information below and on the following pages is supplemental and not part of the financial statements of the Funds.
(Unaudited)
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Supplemental Information

The renewal of the investment management agreement (“IMA”) between Midas Series Trust (“Trust”) and the investment manager, Midas Management Corporation (“Investment Manager”), on behalf of Midas Fund and Midas Magic (each, individually, a “Fund” and together, the “Funds”), was unanimously approved by the Trust’s Board of Trustees (“Board”), including all of the Trust’s trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined under the Company Act at a meeting held on March 9, 2022 (“Meeting”). In considering the annual approval of the IMA, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting, both in the written materials as well as information otherwise provided by the Investment Manager during the Meeting. Such information included, among other things: information comparing the management fees and total expense ratio of each Fund with a peer group of broadly comparable funds as provided by Broadridge (“Broadridge”), an independent provider of investment company data, which uses information sourced from both Lipper and Morningstar as well as from company reports, financial reporting services, periodicals, and other sources; information regarding each Fund’s investment performance on an absolute basis and in comparison to, among other things, a relevant peer group of funds (“Peer Group”) and a benchmark index as provided by Broadridge; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with the Funds’ custodian, transfer agent, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Funds and the record of compliance with the compliance programs of the Funds, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the IMA; the Investment Manager’s gifts and entertainment log; the reasonableness and appropriateness of the fee paid by each Fund for the services described in the IMA and whether it was the product of arm’s length bargaining; the nature, extent, and quality of the investment management services provided by the Investment Manager; the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Funds and the business reputation of the Investment Manager and its financial resources; the character and amount of other incidental or “fall-out” benefits received by the Investment Manager and its affiliates from its association with the Funds, including soft dollar benefits; the extent to which economies of scale would be realized as each Fund grows; whether fee levels reflect these economies of scale for the benefit of Fund investors; and comparisons of the services rendered and the amounts paid under the IMA with those under other advisory contracts, such as contracts of the same type between other investment advisers and other registered investment companies.

The Board also reviewed in detail and at length the Investment Manager’s responses to the Board’s request for certain information related to, among other things: the Investment Manager’s general business, personnel, and operations; fees, profitability, and financial information; trading information; Fund performance; compliance and legal; and other related matters. The Board expressed its satisfaction with the Investment Manager’s responses to its request for such information. The Board then considered appropriate processes as part of its annual review and approval of each Fund’s IMA under Section 15(c) of the Company Act regarding the Board’s considerations as to whether the Investment Manager has any financial condition that is reasonably likely to impair its ability to meet its contractual commitments to clients.

In considering the nature, extent, and quality of the management services provided by the Investment Manager, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Funds, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the IMA. The Board also took into account the time and attention devoted by management to the Funds. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Funds, making investment decisions for the Funds, monitoring the investment operations and composition of the Funds, and, in connection therewith, monitoring compliance with the Funds’ investment objectives, policies, and restrictions, as well as the Funds’ compliance with applicable law; monitoring brokerage selection, commissions and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Funds. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Board evaluated the level of skill required to manage the Funds and concluded that the resources available at the Investment Manager are appropriate to effectively fulfill its duties on behalf of the Funds. The Board noted that the Investment Manager has managed the Funds for several years. The Board indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of each Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Funds. In this regard, Mr. Thomas Winmill, as the portfolio manager of each Fund and Chairman of the Investment Policy Committee of the Investment Manager, stated that the investment philosophy and/or investment process applied in managing each Fund had not changed since the Board’s prior annual review of the IMA.

The Board also considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research and brokerage services that may be available to the Investment Manager as a result of securities transactions effected for the Funds. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Funds, given each Fund’s investment objective(s) and policies.

23 MIDAS SEMI-ANNUAL REPORT 2022

(Unaudited)
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Supplemental Information

In its review of comparative information with respect to each Fund’s investment performance, the Board received information from Broadridge comparing each Fund’s investment performance on an absolute basis and to that of its Peer Group and a benchmark index which were provided by Broadridge. Broadridge also provided supplemental Lipper and Morningstar information and benchmark indices which was discussed. The Board engaged in a lengthy discussion regarding the appropriateness of the Peer Group for each Fund.

With respect to Midas Fund’s performance information, the Board observed that Midas Fund’s total return (i) underperformed its benchmark index in the one, two, three, four, five, and ten year periods, ended December 31, 2021, (ii) underperformed the median total return of its Peer Group in the one, two, three, four, five, and ten year periods ended December 31, 2021, and (iii) underperformed the average total return of its Peer Group in the one, two, three, four, five, and ten year periods ended December 31, 2021. The Board discussed with personnel of the Investment Manager the factors that contributed to Midas Fund’s underperformance and the steps that the Investment Manager had taken, or intended to take, to seek to improve Midas Fund’s short and long term performance. The Board concluded that Midas Fund’s performance is being addressed and noted that it would continue to monitor these efforts and the performance of Midas Fund.

With respect to Midas Magic’s performance information, the Board observed that Midas Magic’s total return (i) outperformed its benchmark index in the one year period, but underperformed in the two, three, four, five, and ten year periods, ended December 31, 2021, (ii) outperformed the median total return of its Peer Group in the one, two, three, four, five, and ten year periods, ended December 31, 2021, and (iii) outperformed the average total return of its Peer Group in the one, two, three, four, five, and ten year periods, ended December 31, 2021. The Board then concluded that Midas Magic’s performance was within a range that it deemed competitive.

The Board noted that performance is only one of the factors that it deems relevant to its consideration of the IMA and that, after considering all relevant factors, it can reach a decision to renew the IMA notwithstanding a Fund’s underperformance over certain periods.

With respect to its review of the fees payable under the IMA, the Board considered information from Broadridge comparing each Fund’s management fee and expense ratio to those of its Peer Group. The Board (i) observed that Midas Fund’s management fee is higher than the median in its Peer Group and its total expense ratio is also higher than the median in its Peer Group, and the Board discussed the contributing factors thereof; and (ii) observed that Midas Magic’s management fee is higher than the median in its Peer Group and its total expense ratio is also higher than the median in its Peer Group, and the Board discussed the contributing factors thereof. The Board concluded that although each Fund’s management fee and total expense ratio are within a higher range relative to its Peer Group, each Fund’s management fee and total expense ratio are reasonable in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provided to each Fund. The Board recognized that each Fund’s management fee includes ‘breakpoints,’ which would result in lower advisory fees as Fund assets increase. The Board noted that economies of scale may develop for each Fund as its assets increase and Fund level expenses decline as a percentage of assets, although such economies of scale may not necessarily be experienced by the Investment Manager.

The information provided assisted the Board in concluding that the management fee paid by each Fund is within the range of those paid by comparable funds within the fund industry and is fair and reasonable in light of the quality of services received and the level of assets managed. Further, the Board concluded that the Investment Manager’s management fee from each Fund bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Funds. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may, in some cases, benefit the Funds.

The Board also considered the profitability of the Investment Manager from its association with the Funds, including historical profitability information. In this regard, the Board considered the costs of the services provided, and the profits realized, if any, by the Investment Manager in connection with the operation of each Fund and was satisfied that the profitability was not excessive under the circumstances. In addition, the Board considered the financial stability of the Investment Manager during its deliberations.

The Board did not consider any single factor as controlling in determining whether or not to renew the IMA. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in Funds that are part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the IMA, including the fee structure, is in the best interests of each Fund.

MIDAS SEMI-ANNUAL REPORT 2022 24

Rev. 6/2021

PRIVACY POLICY

FACTS	WHAT DOES MIDAS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number	•	Transaction or loss history	•	Retirement assets
	•	Account balances	•	Account transactions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Midas chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Midas share?	Can you limit this sharing?
For our everyday business purposes - Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes - To offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes - Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you -	Yes	Yes

For nonaffiliates to market to you -	No	We don’t share

To Limit Sharing	•	Call Midas at 212-785-0900; or
	•	Mail the form below
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 1-800-400–MIDAS (6432) or go to www.midasfunds.com

                ✂..........................................................................................................................................................................

Mail-in Form

Leave blank or

[If you have a joint account, your choice will apply to everyone on your account unless you mark below.

☐ Apply my choice only to me]

Mail to:

Midas Funds

3814 Route 44

Millbrook, NY 12545

Mark if you want to limit: ☐ Do not allow your affiliates to use my personal information to market to me.

Name
Address

City, State, Zip
Account #

25 MIDAS SEMI-ANNUAL REPORT 2022

Who we are
Who is providing this notice?	Midas: Midas Fund and Midas Magic, each a series of Midas Series Trust, and Midas Securities Group, Inc.

What we do

How does Midas protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Midas collect my personal information?	We collect your personal information, for example, when you
• Open an account
• Buy securities from us
• Provide account information
• Give us your contact information
• Pay us by check
Federal law gives you the right to limit only
• Sharing for affiliate’s everyday business purposes - information about your creditworthiness
Why can’t I limit all sharing?	• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Midas shares with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Midas does not share with nonaffiliates so they can market their financial products or services to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Midas does not jointly market.

MIDAS SEMI-ANNUAL REPORT 2022 26

ADDITIONAL INFORMATION
	Supplemental Information	(Unaudited)

QUARTERLY SCHEDULES OF PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Trust’s Forms N-PORT are available on the SEC’s website at www.sec.gov and a link thereto can be found on the Fund’s website at www.MidasFunds.com.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Trust’s website at www.MidasFunds.com.

POLICIES AND UPDATES

Certain provisions in the Trust’s Amended Trust Instrument and/or Bylaws (“Governing Documents”) could have the effect of depriving the owners of shares in a Fund of, among other things, bringing litigation against a Fund and/or any trustee, officer, employee or affiliate thereof. The foregoing summary is subject to the Governing Documents of the Trust, which are on file with the SEC and available on the Trust’s website www.MidasFunds.com.

The Midas Funds are part of a fund complex which includes Foxby Corp. and Dividend and Income Fund.

Please Note - There is no assurance that a Fund’s investment objectives will be attained. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

You should consider the investment objectives, risks, and charges and expenses of the Midas Funds carefully before investing. The prospectus and each summary prospectus contain this and other information about the Midas Funds. To obtain a copy of the prospectus and each summary prospectus, please contact us at 1-800-400-MIDAS (6432) or download them at https://midasfunds.com/literature/. Please read the prospectus and each summary prospectus carefully before investing. The Midas website addresses included in this report are textual references only. The information on the website is not incorporated by reference into this report.

Midas Fund invests in securities of companies involved in the business of mining, processing, fabricating, distributing, or otherwise dealing in natural resources and precious metals. Midas Fund is subject to risks including, but not limited to, those associated with market fluctuations, foreign investment, non-diversification, concentration, investments in gold, silver, platinum, and other precious metals, natural resource companies, depletion and exploration risk, and in-kind redemptions.

Investment products, including shares of the Funds, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements - One of Midas’ guiding principles is that we will communicate with our shareholders and prospective investors as candidly as possible because we believe shareholders and prospective investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, the Midas Funds, and the economy are “forward looking statements” as defined under the U.S. federal securities laws which may or may not be accurate and may be materially different over future periods. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “may,” “should,” “plan,” or the negative of such terms and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from a Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Midas Funds invest, management risk, risks related to the negative impacts from the continued spread of COVID-19 on the economy and the broader financial markets, and other risks discussed in the Midas Funds’ filings with the U.S. Securities and Exchange Commission. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which speak only as of the date they are made.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

27 MIDAS SEMI-ANNUAL REPORT 2022

INVEST WITH MIDAS
	Account Information	(Unaudited)

MIDAS FUNDS OFFER

•	Regular Accounts

•	IRA Retirement Accounts, including Traditional, Simplified Employee Pension IRA (SEP IRA, a retirement plan specifically designed for, and funded by, self-employed people and small business owners), Roth, and SIMPLE. The Savings Incentive Match Plan for Employees (SIMPLE) plan is devised specifically to help satisfy the needs of small businesses with 100 or fewer employees.

•	Education Savings Accounts

•	Health Savings Accounts

•	Online and toll free telephone account access

•	Electronic delivery of account statements, reports, and prospectus, etc.

Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.

There is NO FEE to open an account.

Join our free and automatic Midas Systematic Investment Program and open an account for only $100, and make subsequent monthly investments of $100 or more.

SIGN UP FOR ELECTRONIC DELIVERY

Midas shareholders can now sign up for electronic delivery of their account statements, confirms, tax forms and regulatory documents.

It is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1) Log into online account through The Midas Touch by clicking Account Access on www.MidasFunds.com. If you have not registered for The Midas Touch, click on Account Access and follow the registration instructions under “Sign up for Midas Touch online access.”

(2) After logging in, select Document Delivery Settings under the Documents tab in the left navigation menu.

(3) On this page you can choose to have documents sent to your e-mail address. That’s it!

When you sign up for electronic delivery, you’ll get an email notifying you that your important account documents are ready for instant access on our secure website.

MIDAS SEMI-ANNUAL REPORT 2022 28

INSTRUCTIONS FOR ONLINE AND PAPER APPLICATIONS
Opening Your New Account

ONLINE

To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional, SEP, SIMPLE, or Roth IRA Account, just follow the 3 steps below.

1  Visit www.MidasFunds.com and click “New Account” at the top menu bar.

2  Follow the instructions and complete the information to open a new account.

3  Start investing in the Midas Funds of your choice today!

PAPER

To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com and print out an IRA application.

The number on the instructions below correspond with the number of the section on the application.

1

REGISTRATION If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2

MAILING AND E-MAIL ADDRESSES AND TELEPHONE NUMBER You must be a U.S. citizen with a U.S. mailing address. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian’s physical address.

3

CHOOSE FUND(S) AND AMOUNT INVESTED Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Systematic Investment Programs – see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.

5

SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 of the Account Application. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com.

6	COST BASIS Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method. Visit www.MidasFunds.com for additional information.

7

MIDAS SHAREHOLDER SERVICES - MIDAS SYSTEMATIC INVESTMENT PROGRAM/THE MIDAS TOUCH® With the free Midas Systematic Investment Program, you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas Systematic Investment Program is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with The Midas Touch can you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers between the Midas Funds, and perform transactions through a Shareholder Services Representative.

To activate these features, please indicate your bank routing and account numbers or attach a voided check.

8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL Mail your completed Account Application to Midas Funds, Box 46707, Cincinnati, OH 45246-0707.

Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET, on business days to speak with a Shareholder Services Representative, for wire instructions.

IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION, PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432) BETWEEN 8 A.M. AND 6 P.M. ET ON BUSINESS DAYS.

29 MIDAS SEMI-ANNUAL REPORT 2022

NEW ACCOUNT APPLICATION

Open your account online at www.MidasFunds.com or use this Account Application to open a regular Midas Account.

Mail this completed Application and check payable to Midas Funds to:

Midas Funds, Box 46707, Cincinnati, OH 45246-0707

For an IRA or other tax advantaged accounts, please call 1-800-400-MIDAS (6432) or go to www.MidasFunds.com

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must receive your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please type or print.) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET. Individual or Custodian of a Gift/Transfer to a Minor:
First Name	Middle Initial		Last Name	Social Security #	Date of Birth

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐
First Name	Middle Initial		Last Name	Social Security #	Date of Birth

Gift/Transfer to a Minor:
Minor’s First Name	Minor’s Middle Initial		Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth
Minor’s Address (if different than custodian address)			City	State / Zip
2 MAILING AND E-MAIL ADDRESSES AND TELEPHONE NUMBER
Street Address (physical address)	City		State / Zip	Daytime Telephone
Mailing Address (if different from above)	City		State / Zip	Daytime Telephone
E-mail Address
PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Systematic Investment Program (see Section 7).

MIDAS FUND	MIDAS MAGIC		TOTAL

$ +	$	=	$

By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders cannot be accepted.

By Wire:  Please complete this Application (except for the sentence in brackets below) and fax to 1-877-513-0756 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.

[Assigned Midas account number Date the wire was sent .]
4 DISTRIBUTIONS If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares.
☐ Payment Option Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to e-delivery please visit www.MidasFunds.com.

SAR22

MIDAS SEMI-ANNUAL REPORT 2022 30

6 COST BASIS If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐ Average Cost    ☐ First In, First Out    ☐ Last In, First Out    ☐ Low Cost, First Out    ☐ High Cost, First Out

☐ Specific Lot Identification We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all Midas Funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit www.MidasFunds.com for information on cost basis.

7 MIDAS SYSTEMATIC INVESTMENT PROGRAM AND THE MIDAS TOUCH - Check the box for the service(s) you want for your account, and below please attach a voided check.

☐ Midas Systematic Investment Program - Starting                              (date) automatically purchase shares of                              (Fund Name) each month by transferring $                              ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐ The Midas Touch - All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With The Midas Touch, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer between the Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

 To participate in the Midas Systematic Investment Program or to get The Midas Touch,

 please attach a voided check.

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian	Date	Signature of Joint Owner (if any)	Date

This Account Application must be signed and completed by all authorized signers.

31 MIDAS SEMI-ANNUAL REPORT 2022

With The Midas Touch, you enjoy enhanced access at any time, online at www.MidasFunds.com or by telephone 1-800-400-MIDAS (6432), to:

•	Open a Midas investment account online

•	Monitor your investments

•	Retrieve your account history

•	Review recent transactions

•	Obtain Fund prices

•	Check your account balances and account activity

•	Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Systematic Investment Program forms for regular monthly investing

•	Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account

•	Initiate account transactions, such as Fund to Fund exchanges between the Midas Funds

•	Make transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

MIDAS FUNDS P.O. BOX 46707 CINCINNATI, OH 45246-0707 1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

There is no assurance that a Fund’s investment objectives will be attained. Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate, so shares when redeemed may be worth more or less than their original cost. Dollar cost averaging through the Systematic Investment Program does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. This Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including investment objectives, risks, and charges and expenses of the Midas Funds. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member: FINRA.

MIDAS SEMI-ANNUAL REPORT 2022 32

PO Box 46707

Cincinnati, OH 45246-0707

SAR22

Item 1(b):

Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Included herein under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2). Attached hereto as Exhibit 99.CERT.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

August 18, 2022	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

August 18, 2022	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

August 18, 2022	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

August 18, 2022	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer